Exhibit 99.2

First Quarter 2007 Earnings Supplemental Information

Forward-Looking Statements The statements contained in this presentation that are not historical facts are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, forecasts and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements. The Company has attempted, whenever possible, to identify these forward-looking statements using words such as “may,” “will,” “should,” “projects,” “estimates,” “expects,” “plans,” “intends,” “anticipates,” “believes,” and variations of these words and similar expressions. Similarly, statements herein that describe the Company’s business strategy, prospects, opportunities, outlook, objectives, plans, intentions or goals are also forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the Company’s reliance upon a small number of customers for a significant portion of its revenue; competitive factors such as pricing pressures; the Company’s ability to grow its business domestically and internationally by generating greater transaction volumes, acquiring new customers or developing new service offerings; fluctuations in the Company’s quarterly results because of the seasonal nature of the business and other factors outside of the Company’s control; the Company’s substantial debt could adversely affect its financial health because the Company may be unable to obtain additional financing for working capital, capital expenditures, acquisitions and general corporate purposes, the Company may not generate sufficient cash flow to repay the debt on a timely basis or to pre-pay the debt, and a significant portion of the Company’s cash flow from operations will be dedicated to the repayment or servicing of indebtedness, thereby reducing the amount of cash available for other purposes; the Company’s ability to identify, execute or effectively integrate acquisitions; increases in the prices charged by telecommunication providers for services used by the Company; the Company’s ability to adapt to changing technology; additional costs related to compliance with the Sarbanes-Oxley Act of 2002, any revised New York Stock Exchange listing standards, Securities and Exchange Commission (SEC) rule changes or other corporate governance issues; and other risk factors described in the Company’s annual report on Form 10-K filed with the SEC on March 16, 2007. In addition, the statements in this presentation are made as of May 7, 2007. The Company expects that subsequent events or developments will cause its views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectations or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to May 7, 2007. 1

Financial Services Division (13.4% of Q1 07 Revenues) Private financial data and VoIP networks Telecommunications Services Division (20.5% of Q1 07 Revenues) Call signaling and database access services Q1 07 Revenue $72.7mm Q1 07 EBITDA $13.4 mm Q1 07 Adj. Earnings $3.6 mm Point-of-Service Division (27.3% of Q1 07 Revenues) Enables optimized transaction delivery between payment processors and ATM or POS terminals International Services Division (38.8% of Q1 07 Revenues) Provides POS, telecommunications and financial services around the world TNS Divisions 2

Q1:07 Financial Overview ($ in millions except per share amounts) Q1 07 Q1 06 % Chg International Services Division $ 28.2 $ 23.9 18.0% Financial Services Division 9.7 8.4 16.4% Telecommunications Services Division 14.9 14.8 0.6% Point of Sale Division 19.8 18.8 5.4% Total Revenue $72.7 $65.9 10.2% Gross Profit $33.8 $32.9 2.9% Gross Margin 46.5% 49.8% (330)BP EBITDA Before Stock Comp Expense(1) $13.4 $13.6 (2.0)% Adjusted Earnings(1) $3.6 $3.6 0.0% Adjusted Earnings per Share—Diluted(1) $0.15 $0.15 0.0% Cash Flow from Operations $8.5 $10.0 (15.3)% 3 1) Non-GAAP measures. Included in operating expenses for the first quarter of 2007 is a pre-tax charge of $0.9 million, related to executive severance. Included in operating expenses for the first quarter of 2006 is a pre-tax charge to earnings of approximately $0.7 million, comprised of an approximate $0.5 million charge related to a reserve for litigation that arose during the first quarter and an approximate $0.2 million charge for legal expenses incurred by the special committee of our board of directors. Excluding the first quarter 2007 pre-tax charge and the first quarter 2006 pre-tax charge, EBITDA before stock compensation expense was $14.3 million in first quarter 2007 versus $14.3 million in first quarter 2006 and adjusted earnings were $4.2 million, or $0.17 per share versus $4.0 million, or $0.17 per share.

EBITDA1 Calculation ($ in thousands except per share amounts) Q1 07 Q1 06 % Chg Income from operations (GAAP) ($1,663) $2,232 (174.5%) Amortization of intangible assets 6,112 4,931 24.0% Depreciation and amortization of property and equipment 5,804 5,027 15.5% Stock compensation expense (2) 3,100 1,436 115.9% EBITDA before stock compensation expense $13,353 $13,626 (2.0)% 4 (1) Non-GAAP measure. Excluding the pre-tax charges to operating expenses in the first quarter of 2007 and 2006, EBITDA before stock compensation expense was $14.3 million and $14.3 million, respectively. (2) Included in stock compensation expense for the first quarter of 2007 is a charge of $1.5 million related to the modification of outstanding restricted stock units to allow for the right to receive a dividend equivalent payment. Stock compensation expense for the first quarter of 2006 excludes the cumulative catch-up adjustment for estimated forfeitures of ($139,000) for unvested restricted stock units upon the adoption of SFAS No. 123R on January 1, 2006.

Adjusted Earnings1 Calculation ($ in thousands except per share amounts) Q1 07 Q1 06 % Chg Income before income taxes ($4,740) $647 NA and equity in net loss of unconsolidated Affiliate and cumulative effect of a change in accounting principle, net (GAAP) Equity in net loss of affiliate (64) (1,074) NA Amortization of intangible assets 6,112 4,931 24.0% Other debt-related costs 1,368 -- NA Stock compensation expense 3,100 1,297 139.0% Adjusted Earnings Before Taxes $5,776 $5,800 (0.4)% Income tax provision at 38% ($2,195) ($2,204) (0.4)% Adjusted Earnings (1) $3,581 $3,596 (0.4)% Weighted average shares diluted 24,205,783 24,075,573 0.5% Adjusted Earnings Per Share (1) $0.15 $0.15 0.0% 5 Non-GAAP measures. Excluding the pre-tax charges to operating expenses to the first quarter of 2007 and 2006, adjusted earnings was $4.2 million or $0.17 per share and $4.0 million and $0.17 per share, respectively.

Balance Sheet Highlights (Amounts in millions) Cash and Cash Equivalents $18.7 $ 17.3 Total Current Assets 203.8 100.3 Current Ratio 1.23x 1.45x Net Property and Equipment 55.7 58.4 Total Assets $481.7 $381.7 Long-Term Debt $225.0 $123.3 Stockholders’ Equity 80.6 179.3 Total Debt/Capitalization 73.6% 40.8% Total Liabilities and Equity $481.7 $381.7 Common Shares Outstanding 24.2 24.1 6 Actual 3/31/07 12/31/06

Outlook (1) Non-GAAP measure. ($ in millions) 2007 2006 % Chg Total Revenue ($ millions) $312 – $320 $286.2 9-12% Adjusted Earnings(1)(2) ($ millions) $19.5 – $21.9 $18.9 3-16% Adjusted Earnings Per Share – Diluted (1)(2) $0.97 - $1.07 $0.78 3-16% Q2:07 Q2:06 % Chg Total Revenue ($ millions) $74 – $77 $72.7 2-6% Adjusted Earnings(1)(3) ($ millions) $2.7 – $3.7 $4.1 (34)-(10)% Adjusted Earnings Per Share – Diluted (1)(3) $0.11 – $0.15 $0.17 (34)-(10)% 7 (2) Excluded from adjusted earnings and adjusted earnings per share for 2006 were pre-tax charges of $10.6 million, consisting of $5.8 million in severance, a $1.3 million charge associated with the impairment of one of TNS’ equity method investments, a $1.3 million charge associated with the impairment of vending-related inventory and assets , $1.5 million in fees related to the special committee of the board of directors and $0.7 million in other legal fees. (3) Excluded from operating expenses for the second quarter of 2006 is a pre-tax charge of $0.8 million, including a $0.5 million charge for legal expenses incurred by the special committee of our board of directors and a $0.2 million charge for severance.